SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                   _________________________________

                               FORM 8-K

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 29, 2000


                        UNIVERSAL EXPRESS, INC.
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        (Exact name of Registrant as Specified in its Charter)


        Nevada                   0-18094                    11-2781803
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(State of Incorporation)         (Commission File          (IRS Employer
                                  Number)                Identification No.)


                   1350 Broadway, New York, NY 10018
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               (Address of principal executive offices)

                            (212) 239-2570
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                     Registrant's Telephone Number

 Item 2    Sale of Interest in SkyWorld International Couriers, Inc.

     By a "Settlement Agreement" dated December 29, 2000, the Registrant has sold its interest in SkyWorld International Couriers, Inc. ("SkyWorld"), which represented 51% of the equity in SkyWorld. The purchasers were Holstein Investment, Inc. ("Holstein") and Albert P. Hernandez ("Hernandez"). Holstein and Hernandez sold the SkyWorld shares to the Registrant in 1999, and Hernandez is the owner of the remaining 49% of SkyWorld.

     The consideration for the SkyWorld shares was negotiated at arms length. The consideration given to the Registrant consists of:

  * 450,000 shares of the Registrant's common stock, which had been issued in 1999 as part of the purchase price for the SkyWorld shares;

  * a service credit from SkyWorld in the sum of $700,000, use of which is limited to $50,000 per month;

  *  $200,000 payable by SkyWorld on February 27, 2001;

  * $200,000 payable by SkyWorld in six monthly installments of $30,000 and one installment of $20,000, commencing on March 29, 2001.

     In addition, SkyWorld granted to the Registrant a non-exclusive license to grant sublicenses in use of the tradename "SkyNet" in connection with international courier service in the U.S. SkyWorld and the Registrant also agreed to prepare a subsequent agreement under which SkyWorld will provide the Registrant with international courier service.

     All parties to the agreement, as well as Richard A. Altomare, the Registrant's Chief Executive Officer, exchanged general releases with each other. The release given to the Registrant had the effect of terminating payment obligations totaling $750,000 arising from the Registrant's acquisition of SkyWorld in 1999.

                             EXHIBITS

1. Settlement Agreement dated December 29, 2000 among Holstein Investment, Inc., Universal Express, Inc., SkyWorld International Couriers, Inc., Richard A. Altomare and Albert P. Hernandez.

2.      Pro Forma Financial Information - to be filed by amendment.

                            SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIVERSAL EXPRESS, INC.

Dated: January 31, 2001                 By:/s/ Richard A. Altomare
                                        --------------------------
                                        Richard A. Altomare
                                        Chief Executive Officer

             *       *       *       *      *      *

                                                             EXHIBIT 1

          SETTLEMENT AGREEMENT dated December 29, 2000, among Holsten Investment Inc. ("Holsten"), Universal Express, Inc. ("USXP") and Sky World International Couriers, Inc. ("Sky World"), Richard A. Altomare ("Altomare") and Albert P. Hernandez ("Hernandez).

1. Upon execution of this Agreement:

   (a) Antonio Zamora, as Escrow Agent, shall deliver to Holsten and Hernandez, to be allocated among them in the same percentages as sold by them under PSA, all of the shares of SkyWorld Stock held by him in escrow under the Stock Purchase Agreement date July 1, 1998, as amended ("SPA"). Title to such Shares shall vest in Holsten and Hernandez immediately, free of any claims or rights of USXP.

   (b) Antonio Zamora shall deliver to USXP all shares of USXP held by him under the SPA.

   (c) The SPA shall terminate with all rights, privileges obligations and liabilities of each party thereunder terminating.

   (d) USXP acknowledges that it holds no legal or equitable title to, or right to acquire from anyone, any shares of capital stock of SkyWorld.

2. SkyWorld will give USXP a non-exclusive license to sublicense the use of the SkyNet name in connection with an international courier service in the US, as set forth in Exhibit A (to be drafted later).

3. SkyWorld will give USXP an agreement to provide international courier service on the terms set forth in Exhibit B (to be drafted later).

4. SkyWorld will pay all debts and obligations to USXP as follows:

   (a) $200,000 in cash within 60 days hereof which USXP agrees to earmark to development of the franchise operations; plus

   (b) $30,000 per month for six (6) consecutive months, beginning 30 days after the payment of the aforesaid $200,000, plus an additional $20,000 one month after the sixth (6th) payment of $30,000, to be used as determined by USXP.

5. SkyNet will issue a service credit to USXP in the amount of $700,000, as set forth in Exhibit C (to be drafted later), provided that USXP shall not use more than $50,000 in credits in any one month, unless authorized otherwise by SkyNet.

6. USXP and Richard Altomare is to be released from all of their obligations to SkyWorld incurred while USXP was a shareholder of SkyWorld. SkyWorld and Albert P. Hernandez is to be released from all of their obligations incurred to USXP while USXP was a shareholder of SkyWorld.

7. The parties hereto and Richard Altomare shall exchange with each other complete Releases within sixty (60) days of the date hereof.

8. The parties shall prepare the agreements described in 2 and 3 above as promptly as possibly. Payments to USXP pursuant to (4) above shall be subject to the exchange of releases by the parties.

                                 /s/
                                 ---------------------
                                 RICHARD A. ALTOMARE

                                 /s/
                                 ---------------------
                                 ALBERT P. HERNANDEZ


                                 HOLSTEN INVESTMENTS, INC.
                                 By: /s/
                                 -------------------------

                                 UNIVERSAL EXPRESS, INC.
                                 By: /s/
                                 -------------------------

                                 SKYWORLD INTERNATIONAL COURIERS, INC.
                                 By: /s/
                                 -------------------------------------


GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS:

   That SKYWORLD INTERNATIONAL COURIERS, INC. (SkyWorld), HOLSTEN INVESTMENTS, INC. (Holsten) and ALBERT P. HERNANDEZ (Hernandez), herein collectively referred to as the first party, for and in consideration of the sum of $10.00 and other good and valuable considerations, received from or on behalf of UNIVERSAL EXPRESS, INC., (USXP) and RICHARD A. ALTOMARE (Altomare) herein collectively know as the second party, the receipt whereof is hereby acknowledged.

   (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives and assigns of individuals, and the successor and assigns or corporations, wherever the context so admits or requires).

   HEREBY remise, release, acquit, satisfy and forever discharge the said second party, of and from all, and all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, duties, obligations, undertakings, variances, trespasses, damages, judgements, executions, claims and demands whatsoever, in law or in equity, which said first party ever had, now has, or which any personal representative, successor, heir, or assign of said first party hereafter can, shall or may have, against said second party, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release, except as provided in the Settlement Agreement dated December 29, 2000 executed by the parties hereto.

   This General Release may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same release.

   This General Release shall be governed by and construed in accordance with the laws of the State of Florida.

   If any term, provision, clause or part of this General Release or the application thereof under certain circumstances is held invalid, illegal or incapable of being enforced by any law or public policy, all other terms, provisions and parts of this General Release shall nevertheless remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this release to be duly executed on the 2nd day of January, 2001.

                                      SKYWORLD INTERNATIONAL COURIERS, INC.
                                      By: /s/
                                      --------------------------------------

                                      HOLSTEN INVESTMENTS, INC.
                                      By: /s/
                                      --------------------------

                                      /s/
                                      --------------------------
                                      ALBERT P. HERNANDEZ

   STATE OF           )
                      ) SS:
   COUNTY OF          )

   The foregoing general release was acknowledged before me this 2nd day of January, 2001, by Albert Hernandez, as President of SkyWorld International Couriers, Inc. and by Albert P. Hernandez, individually, who are personally known to me or have produced driver's license as identification.

                                            /s/
                                            -------------------------

   Print Name: _________________________
   Notary Public, State of _________________

  State of             )
                       ) SS:
  County of            )

   The foregoing general release was acknowledged before me this 2nd day of January, 2001, by G. Guzman, as Attorney of Holsten Investments, Inc. and by Albert P. Hernandez, individually, who are personally known to me or have produced driver's license as identification.

                                              /s/
                                              -------------------------

   Print Name: _________________________
   Notary Public, State of _________________


GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS:

   That UNIVERSAL EXPRESS, INC, (USXP) and RICHARD A. ALTOMARE (Altomare), herein collectively referred to as the first party, for and in consideration of the sum of $10.00 and other good and valuable considerations, received from or on behalf of SKYWORLD INTERNATIONAL COURIERS, INC. (SkyWorld), HOLSTEN INVESTMENT, INC (Holsten) and ALBERT A. HERNANDEZ (Hernandez) herein collectively know as the second party, the receipt whereof is hereby acknowledged.

   (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives and assigns of individuals, and the successor and assigns or corporations, wherever the context so admits or requires).

   HEREBY remise, release, acquit, satisfy and forever discharge the said second party, of and from all, and all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, duties, obligations, undertakings, variances, trespasses, damages, judgements, executions, claims and demands whatsoever, in law or in equity, which said first party ever had, now has, or which any personal representative, successor, heir, or assign of said first party hereafter can, shall or may have, against said second party, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release, except as provided in the Settlement Agreement dated December 29, 2000 executed by the parties hereto.

   This General Release may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same release.

   This General Release shall be governed by and construed in accordance with the laws of the State of Florida.

   If an term, provision, clause or part of this General Release or the application thereof under certain circumstances is held invalid, illegal or incapable of being enforced by any law or public policy, all other terms, provisions and parts of this General Release shall nevertheless remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this release to be duly executed on the 2nd day of January, 2001.


                                      UNIVERSAL EXPRESS, INC.
                                      ------------------------
                                      By: /s/


                                      /s/
                                      ------------------------
                                      RICHARD A. ALTOMARE

   STATE OF          )
                     ) SS:
   COUNTY OF         )

   The foregoing general release was acknowledged before me this 2nd day of January, 2001, by Richard Altomare, as President of Universal Express, Inc. and by Richard Altomare, individually, who are personally known to me or have produced driver's license as identification.

                                        /s/
                                        --------------------------

   Print Name: _________________________
   Notary Public, State of _________________